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                                                                    EXHIBIT 99.1

  CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B CONVERTIBLE
                     PREFERRED STOCK OF PROXIM CORPORATION

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware

                  The undersigned, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby certify that, pursuant to the authority expressly vested in the Board of Directors of Proxim Corporation, a Delaware corporation (the "CORPORATION"), by the Corporation's Certificate of Incorporation, the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") has duly provided for the issuance of and created a series of Preferred Stock (the "PREFERRED STOCK") of the Corporation, par value $.01 per share, and in order to fix the designation and amount and the voting powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock, has duly adopted this "Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Proxim Corporation" (the "CERTIFICATE"). All capitalized terms not defined above or in Sections 1 through 10 below are defined in Section 11 herein.

                  Each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

                  1. NUMBER OF SHARES AND DESIGNATION. 540,000 shares of Preferred Stock of the Corporation shall constitute a series of Preferred Stock designated as Series B Convertible Preferred Stock (the "SERIES B PREFERRED STOCK"). The number of shares of Series B Preferred Stock may be increased (to the extent of the Corporation's authorized and unissued Preferred Stock) or decreased (but not below the number of shares of Series B Preferred Stock then outstanding) by further resolution duly adopted by the Board of Directors and the filing of a certificate reflecting such increase or decrease, as the case may be, with the Secretary of State of the State of Delaware.

                  2. RANK. The Series B Preferred Stock shall, with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise (i) rank senior and prior to the Common Stock (as defined below), the Series A Preferred Stock and each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its terms ranks junior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities, including the Series A Preferred Stock and Common Stock, are collectively referred to herein as the "JUNIOR SECURITIES"), (ii) rank on a parity with each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that does not by its terms expressly provide that it ranks senior to or junior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments,

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rights upon liquidation, dissolution or winding up of the affairs of the
Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the "PARITY SECURITIES"), and (iii) rank junior to each other class or series of equity securities of the Corporation, whether currently issued or issued in the future, that by its terms ranks senior to the Series B Preferred Stock (whether with respect to payment of dividends, redemption payments, rights upon liquidation, dissolution or winding up of the affairs of the Corporation, or otherwise) (all of such equity securities are collectively referred to herein as the "SENIOR SECURITIES"). The respective definitions of Junior Securities, Parity Securities and Senior Securities shall also include any rights or options exercisable or exchangeable for or convertible into any of the Junior Securities, Parity Securities or Senior Securities, as the case may be.

                  3.       DIVIDENDS.

                  (a) The holders of shares of Series B Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, out of funds legally available for the payment of dividends. The holders of shares of Series B Preferred Stock shall be entitled to participate equally and ratably with the holders of shares of Common Stock in all dividends and distributions paid (whether in the form of cash, stock or otherwise) on the shares of Common Stock as if immediately prior to each record date for the Common Stock, shares of Series B Preferred Stock then outstanding were converted into shares of Common Stock (in the manner described in Section 7); provided, however, that the holders of shares of Series B Preferred Stock shall not be entitled to participate in such dividend or distribution if an adjustment to the Conversion Price (as defined below) shall be required with respect to such dividends or distributions pursuant to Section 7(c) hereof. Dividends payable pursuant to this Section 3(a) shall be payable on the same date that such dividends are payable to holders of shares of Common Stock (each such payment date being a "DIVIDEND PAYMENT DATE").

                  (b) Each dividend shall be payable to the holders of record of shares of Series B Preferred Stock as they appear on the stock records of the Corporation at the close of business on such record dates (each, a "DIVIDEND PAYMENT RECORD DATE"), which shall be not more than 60 days nor less than 10 days preceding the Dividend Payment Date thereof, as shall be fixed by the Board of Directors.

                  (c) From and after the time, if any, if the Corporation fails to pay to the holder of any shares of Series B Preferred Stock, on the date specified for redemption in accordance with Section 5 or on the date specified for repurchase in accordance with Section 6 or Section 10, the redemption price calculated pursuant to Section 5, the Change of Control Price (as defined below) or the Material Asset Sale Price (as defined below) after such holder has delivered notice to the Corporation pursuant to Section 6 or
Section 10, as applicable, of its intention to exercise its repurchase rights under Section 6 or Section 10, as the case may be, then (i) no dividends shall be declared or paid or set apart for payment, or other distribution declared or made, upon any Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock expressly required and made for purposes of any employee incentive or benefit plans or arrangements of the Corporation or any subsidiary of the Corporation or the payment of cash in lieu of fractional shares in connection therewith) for any consideration (nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such Junior

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Securities) by the Corporation, directly or indirectly (except by conversion into or exchange for Junior Securities or the payment of cash in lieu of fractional shares in connection therewith) and (ii) the Corporation shall not, directly or indirectly, make any payment on account of any purchase, redemption, retirement or other acquisition of any Parity Securities (other than for consideration payable solely in Junior Securities or the payment of cash in lieu of fractional shares in connection therewith); provided, however, that this
Section 3(c) shall not be applicable at any time that (A) the Corporation has paid, in accordance with Section 5, the redemption price to each holder of Series B Preferred Stock, (B) the Corporation has paid, in accordance with
Section 6, the Change of Control Price to each holder that has exercised its repurchase right pursuant to Section 6 or (C) the Corporation has paid, in accordance with Section 10, the Material Asset Sale Price to each holder that has exercised its repurchase right pursuant to Section 10.

                  4.       LIQUIDATION PREFERENCE.

                  (a) The initial liquidation preference for the shares of Series B Preferred Stock shall be $100.00 per share (the "STATED VALUE"), which amount shall accrete from the Original Issue Date (as defined below) at an annual rate of 14%, compounded quarterly, computed on the basis of a 360-day year of twelve 30-day months (such accreted amount being the "LIQUIDATION VALUE"). Notwithstanding the foregoing, in the event of a Change of Control (as defined below) or a Material Asset Sale (as defined below), the Liquidation Value upon such Change of Control or Material Asset Sale, as the case may be, shall be increased by the amount, if any, by which (i) the amount of the Liquidation Value if it had fully accreted from the Change of Control Date (as defined below) or Material Asset Sale Date (as defined below), as the case may be, through the seventh anniversary of the Original Issue Date exceeds (ii) the Liquidation Value in effect prior to the adjustment pursuant to this Section 4(a).

                  (b) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock shall be entitled to receive the greater of (i) the Liquidation Value of such shares in effect on the date of such liquidation, dissolution or winding up, plus an amount equal to the unrecognized accretion, if any, from the end of the most recent quarter ending on that day which is the three (3) month anniversary of the Original Issue Date (the "First Quarter Date"), that day which is the six (6) months anniversary of the Original Issue Date (the "SECOND QUARTER DATE"), that day which is the nine (9) month anniversary of the Original Issue Date (the "THIRD QUARTER DATE"), or that day which is the one (1) year anniversary of the Original Issue Date (the "ONE YEAR DATE"), as the case may be, up to but not including the date of such liquidation, dissolution or winding up or (ii) the payment such holders would have received had such holders, immediately prior to such liquidation, dissolution or winding up, converted their shares of Series B Preferred Stock into shares of Common Stock (pursuant to, and at a conversion rate described in, Section 7 herein).

                  (c) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock (i) shall not be entitled to receive the Liquidation Value of such shares until payment in full or provision has been made for the payment in full of all claims of creditors of the Corporation and the liquidation preferences for all Senior Securities, and (ii) shall be entitled to receive the Liquidation Value of

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such shares before any payment or distribution of any assets of the Corporation shall be made or set apart for holders of any Junior Securities. Subject to clause (i) above, if the assets of the Corporation are not sufficient to pay in full the Liquidation Value payable to the holders of shares of Series B Preferred Stock and the liquidation preference payable to the holders of any Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Series B Preferred Stock and any such other Parity Securities ratably in accordance with the Liquidation Value for the Series B Preferred Stock and the liquidation preference for the Parity Securities, respectively.

                  (d) Neither a consolidation or merger of the Corporation with or into any other entity, nor a merger of any other entity with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 4.

                  5.       REDEMPTION; PROCEDURES FOR REDEMPTION.

                  (a) The Corporation shall redeem outstanding shares of Series B Preferred Stock, if any, on the seventh anniversary of their Original Issue Date at a cash redemption price equal to the Liquidation Value in effect on the Redemption Date (as defined below), plus an amount equal to the dividends accrued and unpaid thereon, whether or not declared, up to but not including the Redemption Date (such amount being referred to herein as the "REDEMPTION PRICE"). In the event that the Corporation does not pay the Redemption Price on the Redemption Date, the Redemption Price shall be calculated as if the Redemption Date were the later of the Redemption Date and the date on which such payment is made. If the Corporation is unable at the Redemption Date to redeem any or all shares of Series B Preferred Stock then to be redeemed because such redemption would violate the applicable laws of the State of Delaware, then the Corporation shall redeem such shares as soon thereafter as redemption would not violate such laws. In the event of any redemption of only a part of the then outstanding Series B Preferred Stock, the Corporation shall effect such redemption pro rata among the holders thereof (based on the number of shares of Series B Preferred Stock held on the date of notice of redemption).

                  (b) In the event of a redemption of shares of Series B Preferred Stock pursuant to Section 5(a), notice of such redemption shall be given by the Corporation, by first class mail, postage prepaid, mailed not less than 15 days nor more than 45 days prior to the Redemption Date, to each holder of Series B Preferred Stock at the address appearing in the Corporation's records. Such notice shall state: (i) the date on which the holder is to surrender to the Corporation the certificates for any shares to be redeemed (such date, or if such date is not a Business Day, the first Business Day thereafter, the "REDEMPTION DATE") and (ii) the number of shares of Series B Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder (such notice being referred to as the "REDEMPTION NOTICE"). On or prior to the Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender his, her or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or

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certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or deemed to be outstanding for any purpose whatsoever.

                  (c) Except as provided in Section 5(a), the Corporation shall have no right to redeem the shares of Series B Preferred Stock. Any shares of Series B Preferred Stock so redeemed shall be permanently retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

                  6.       CHANGE OF CONTROL; PROCEDURES UPON CHANGE OF CONTROL.

                  (a) If the Corporation undergoes a Change of Control that is a Qualifying Change of Control (as defined below), each holder of shares of Series B Preferred Stock shall have the right to require the Corporation to convert any such shares of Series B Preferred Stock, in whole or in part, into fully-paid and non-assessable shares of Common Stock at the Conversion Price (as defined below) then in effect; provided, that in the event of a Change of Control the Corporation may, at its option, reduce the Conversion Price appropriately in order to effect a Qualifying Change of Control (as defined below). In the event that the Corporation undergoes a Change of Control that is not a Qualifying Change of Control (the date of such occurrence being the "Change of Control Date"), the Corporation shall be required to make an offer (the "Change of Control Offer") to each holder of shares of Series B Preferred Stock to repurchase such holder's shares of Series B Preferred Stock, in whole or in part, at such holder's option, at a cash redemption price (the "Change of Control Price") equal to 101% of the Liquidation Value in effect on the Change of Control Repurchase Date (as defined below) (after taking into account any adjustment thereto pursuant to Section 4(a), plus (i) following the seventh anniversary of the Original Issue Date, an amount equal to the unrecognized accretion, if any, from the end of the immediately preceding quarter ending on the First Quarter Date, the Second Quarter Date, the Third Quarter Date or the One Year Date, as the case may be, to but not including the Change of Control Repurchase Date and (ii) any dividends accrued and unpaid thereon, whether or not declared, up to but not including the Change of Control Repurchase Date.

                  (b) The Corporation shall send notice to each holder of Series B Preferred Stock of the Change of Control Offer within 30 days of the Change of Control Date, which notice shall specify the date on which the Change of Control Offer shall be consummated (the "CHANGE OF CONTROL REPURCHASE DATE"). The Change of Control Repurchase Date shall be no more than 60 days after the Change of Control Date. Any holder wishing to submit its shares of Series B Preferred Stock for repurchase pursuant to a Change of Control Offer shall submit its certificates representing any such shares to be repurchased by the Corporation for

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repurchase no later than the third Business Day immediately preceding the Change of Control Repurchase Date.

                  (c) Upon surrender in accordance with the notice of the Change of Control Offer of the certificates for any shares to be repurchased, such shares shall be repurchased by the Corporation on the Change of Control Repurchase Date at the Change of Control Price. In case fewer than all the shares represented by any such certificate are to be repurchased, a new certificate shall be issued representing the unpurchased shares without cost to the holder thereof.

                  7.       CONVERSION.

                  (a)      Right to Convert; Mandatory Conversion.

                  (i) Subject to the provisions of this Section 7, each holder of shares of Series B Preferred Stock shall have the right, at any time and from time to time, at such holder's option, to convert any or all of such holder's shares of Series B Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at the conversion price equal to the Initial Conversion Price (as defined below) per share of Common Stock, subject to adjustment as described in
         Section 7(c) (as adjusted, the "CONVERSION PRICE"). The number of shares of Common Stock into which a share of the Series B Preferred Stock shall be convertible (calculated as to each conversion to the nearest 1/100th of a share) shall be determined by dividing the Liquidation Value in effect at the time of conversion by the Conversion Price in effect at the time of conversion. The "INITIAL CONVERSION PRICE" shall be $1.15 per share.

                  (ii) From and after the fifth anniversary of the Original Issue Date, subject to the provisions of this Section 7, the Corporation shall have the right to require the holder of shares of Series B Preferred Stock, from time to time, at the Corporation's option, to convert any or all of such holder's shares of Series B Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at the Conversion Price then in effect, provided that the Market Price of the Common Stock has exceeded 300% of the Conversion Price then in effect for the 90 consecutive trading days prior to the Corporation's delivery of the notice required by Section 7(b)(i)(B).

                  (b)      Mechanics of Conversion.

                  (i) A holder of shares of Series B Preferred Stock or the Corporation, as the case may be, that elects to exercise its conversion rights pursuant to Section 7(a) shall provide notice to the other party as follows:

                  (A) Holder's Notice and Surrender. To exercise its conversion right pursuant to Section 7(a)(i), the holder of shares of Series B Preferred Stock to be converted shall surrender the certificate or certificates representing such shares at the office of the Corporation (or any transfer agent of the Corporation previously designated by the Corporation to the holders of Series B Preferred Stock for this purpose) with a written notice of its election to convert, completed and signed, specifying the number of shares to be converted.

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                  (B)      Corporation's Notice. To exercise its conversion
         right pursuant to Section 7(a)(ii), the Corporation shall deliver written notice to such holder, at least 10 days and no more than 60 days prior to the Conversion Date (as defined below), specifying: (i) the number of shares of Series B Preferred Stock to be converted and, if fewer than all the shares held by such holder are to be converted, the number of shares to be held by such holder; (ii) the Conversion Date; (iii) the Conversion Price then in effect; (iv) the number of shares of Common Stock to be issued in respect of each share of Series B Preferred Stock that is converted; and (v) the place or places where certificates for such shares are to be surrendered for issuance of certificates representing shares of Common Stock.

                  Unless the shares issuable upon conversion are to be issued in the same name as the name in which such shares of Series B Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Corporation, duly executed by the holder or the holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax in accordance with Section 7(b)(v). As promptly as practicable after the surrender by the holder of the certificates for shares of Series B Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such holder, or on the holder's written order to the holder's transferee, a certificate or certificates for the whole number of shares of Common Stock issuable upon the conversion of such shares and a check payable in an amount corresponding to any fractional interest in a share of Common Stock as provided in Section 7(b)(vi).

                  (ii) Each conversion shall be deemed to have been effected immediately prior to the close of business on (x) in the case of conversion pursuant to Section 7(a)(i), the first Business Day on which the certificates for shares of Series B Preferred Stock shall have been surrendered and such notice received by the Corporation as aforesaid or
         (y) in the case of conversion pursuant to Section 7(a)(ii), the date specified as the Conversion Date in the Corporation's notice of conversion delivered to each holder pursuant to Section 7(b)(i)(B) (in each case, the "CONVERSION DATE"). At such time on the Conversion Date:

                  (A) the person in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder of record of the shares of Common Stock represented thereby at such time; and

                  (B) such shares of Series B Preferred Stock so converted shall no longer be deemed to be outstanding, and all rights of a holder with respect to such shares (x) in the event of conversion pursuant to
         Section 7(a)(i) surrendered for conversion and (y) in the event of conversion pursuant to Section 7(a)(ii), covered by the Corporation's notice of conversion, shall immediately terminate except the right to receive the Common Stock, and other amounts payable pursuant to this
         Section 7.

         All shares of Common Stock delivered upon conversion of the Series B Preferred Stock will, upon delivery, be duly and validly authorized and issued, fully paid and nonassessable, free from all preemptive rights and free from all taxes, liens, security

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         interests and charges (other than liens or charges created by or imposed upon the holder or taxes in respect of any transfer occurring contemporaneously therewith).

                  (iii) Holders of shares of Series B Preferred Stock at the close of business on a Dividend Payment Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the conversion thereof following such Dividend Payment Record Date and prior to such Dividend Payment Date. A holder of shares of Series B Preferred Stock on a Dividend Payment Record Date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on before the corresponding Dividend Payment Date will receive the dividend payable by the Corporation on such shares of Series B Preferred Stock if and when paid, and the converting holder need not include payment of the amount of such dividend upon surrender of shares of Series B Preferred Stock for conversion.

                  (iv) The Corporation will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting conversions of the Series B Preferred Stock, the aggregate number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock. The Corporation will procure, at its sole expense, the listing of the shares of Common Stock, subject to issuance or notice of issuance on the principal domestic stock exchange or inter-dealer quotation system on which the Common Stock is then listed or traded. The Corporation will take all commercially reasonable action as may be necessary to ensure that the shares of Common Stock may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange or inter-dealer quotation system on which the shares of Common Stock are listed or traded.

                  (v) Issuances of certificates for shares of Common Stock upon conversion of the Series B Preferred Stock shall be made without charge to the holder of shares of Series B Preferred Stock for any issue or transfer tax (other than taxes in respect of any transfer occurring contemporaneously therewith or as a result of the holder being a non-U.S. person) or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Common Stock in a name other than that of the holder of the Series B Preferred Stock to be converted, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (vi) In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price per share of Common Stock on the Conversion Date.

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                  (vii)    If fewer than all of the outstanding shares of Series
         B Preferred Stock are to be converted pursuant to Section 7(a)(ii), the shares shall be converted on a pro rata basis (according to the number of shares of Series B Preferred Stock held by each holder, with any fractional shares rounded to the nearest whole share or in such other manner as the Board of Directors may determine, as may be prescribed by resolution of the Board of Directors).

                  (viii) Notwithstanding anything to the contrary in this Certificate, if a notice of conversion has been given by the Corporation pursuant to Section 7(b)(ii) and any holder of shares of Series B Preferred Stock shall, prior to the close of business on the Business Day preceding the Conversion Date, give written notice to the Corporation pursuant to Section 6 as to the repurchase of any or all of the shares to be converted held by the holder that would otherwise be converted on such Conversion Date, then such conversion shall not become effective as to such shares to be repurchased and such shares shall be repurchased as provided in Section 6.

                  (c) Adjustments to Conversion Price. The Conversion Price shall be adjusted from time to time as follows:

                  (i) Common Stock Issued at Less than Conversion Price. If after the Original Issuance Date the Corporation issues or sells any Common Stock (including any securities exercisable, exchangeable or convertible into Common Stock) other than Excluded Stock (as defined below) without consideration or for consideration per share (as determined below) less than the Conversion Price in effect as of the date of such issuance or sale, the Conversion Price in effect immediately prior to each such issuance or sale will immediately be reduced to the price determined by multiplying (A) the Conversion Price at which shares of Series B Preferred Stock were theretofore convertible by (B) a fraction of which the numerator shall be the sum of (1) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale plus (2) the number of additional shares of Common Stock that the aggregate consideration received by the Corporation for the number of shares of Common Stock (or the number of shares of Common Stock issuable upon exercise, exchange or conversion) so issued or sold would purchase at the Conversion Price per share of Common Stock (or the number of shares of Common Stock issuable upon exercise, exchange or conversion) in effect on the last trading day immediately preceding such issuance or sale, and of which the denominator shall be the sum of (3) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale, plus (4) the number of additional shares of Common Stock (or the number of shares of Common Stock issuable upon exercise, exchange or conversion) so issued. For the purposes of any adjustment of the Conversion Price pursuant to this Section 7(c), the following provisions shall be applicable:

                  (A) In the case of the issuance of Common Stock for cash, the amount of the consideration received by the Corporation shall be deemed to be the amount of the cash proceeds received by the Corporation for such Common Stock before deducting therefrom any discounts or commissions allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

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                  (B)      In the case of the issuance of Common Stock
         (otherwise than upon the conversion of shares of Capital Stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, provided, however, that such fair value as determined by the Board of Directors shall not exceed the aggregate Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                  (C) In the case of the issuance of (I) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable) or (II) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                           (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights are issued and for a consideration equal to the consideration (determined in the manner provided in Section 7(c)(i) (A) and (B), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                           (2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in Section 7(c)(i) (A) and (B), if any, to be received by the Corporation upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof;

                           (3) on any change in the number of shares of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Corporation upon such exercise, conversion or exchange, but excluding changes resulting from the anti-dilution provisions thereof (to the extent comparable to the anti-dilution provisions contained herein), the Conversion Price as then in effect shall forthwith be readjusted to such

                  Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to such change, or of such convertible or exchangeable securities not converted or exchanged prior to such change, upon the basis of such change;

                           (4) on the expiration or cancellation of any such options, warrants or rights (without exercise), or the termination of the right to convert or exchange such convertible or exchangeable securities (without exercise), if the Conversion Price shall have been adjusted upon the issuance thereof, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                           (5) if the Conversion Price shall have been adjusted upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Price shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

                  (ii) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall (A) declare a dividend or make a distribution on its Common Stock in shares of Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the Outstanding Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by multiplying the Conversion Price at which the shares of Series B Preferred Stock were theretofore convertible by a fraction, the numerator of which shall be the number of shares of Common Stock Outstanding immediately prior to such action, and the denominator of which shall be the number of shares of Common Stock Outstanding immediately following such action.

                  (iii) Other Distributions. In case the Corporation shall fix a record date for the making of a distribution to all holders of shares of its Common Stock (A) of shares of any class or of any Person (as defined below) other than shares of Common Stock or (B) of evidence of indebtedness of the Corporation or any Subsidiary (as defined below) or (C) of assets (excluding Ordinary Cash Dividends (as defined below), and dividends or distributions referred to in Section 7(c)(ii)), or (D) of rights or warrants (excluding any rights or warrants referred to in Section 7(c)(i)), in each such case the Conversion Price in effect immediately prior thereto shall be reduced immediately thereafter to the price determined by multiplying (1) the Conversion Price in effect immediately prior thereto by (2) a fraction, the numerator of which shall be the Market Price per share of Common Stock on such record date less the then fair market value (as determined by the Board of Directors, whose good faith determination shall be conclusive) as of such record date of the shares, assets, evidences of indebtedness, rights or warrants so paid with respect to one share of Common Stock, and the denominator of which shall be the Market Price per share of Common Stock on such record date; provided, however, that in the event the then fair market value (as so determined) so paid with respect to one share of Common Stock is equal to or greater than the Market Price per share of Common Stock on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of Series B Preferred Stock shall have the right to receive the amount and kind of shares, assets, evidences of indebtedness, rights or warrants such holder would have received had such holder converted each such share of Series B Preferred Stock immediately prior to record date for such distribution. In the event that such distribution is not so made, the Conversion Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights or warrants, as the case may be, to the Conversion Price that would then be in effect if such record date had not been fixed.

                  (iv) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 7(c)(ii)), lawful provision shall be made as part of the terms of such Business Combination or reclassification whereby the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon the Business Combination or reclassification by a holder of the number of shares of Common Stock of the Corporation into which a share of Series B Preferred Stock would have been convertible immediately prior to the Business Combination or reclassification. The Corporation, the Person formed by the consolidation or resulting from the merger or which acquires such assets or which acquires the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent documents to establish such rights and to ensure that the dividend, voting and other rights of the holders of Series B Preferred Stock established herein are unchanged, except as permitted by Section 9 or as required by applicable law, rule or regulation. The certificate or articles of incorporation or other constituent documents shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent documents, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 7. Notwithstanding the provisions of this Section 7(c)(iv), in the event of a Business Combination that also constitutes a Change of Control, the provisions of Section 6 shall apply to such Business Combination and the provisions of this Section 7(c)(iv) shall not apply.

                  (v) Successive Adjustments. Successive adjustments in the Conversion Price shall be made, without duplication, whenever any event specified in Sections 7(c)(i), (ii), (iii) and (iv) shall occur.

                  (vi) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 7(c) shall be made to the nearest one-tenth (1/10th) of a cent. No adjustment in the Conversion Price is required if the amount of such adjustment would be less than $0.01; provided, however, that any adjustments which by reason of this Section 7(c)(vi)
         are not required to be made will be carried forward and given effect in any subsequent adjustment.

                  (vii) Adjustment for Unspecified Actions. If the Corporation takes any action affecting the Common Stock, other than action described in this Section 7(c), which in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of shares of Series B Preferred Stock, the Conversion Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as such Board of Directors may determine in good faith to be equitable in the circumstances; provided, however, that in no event shall adjustment have the effect of increasing the Conversion Price as otherwise determined pursuant to any of the provisions of this Section 7(c), except in the case of a combination of shares of a type contemplated in Section 7(c)(ii), and then in no event to an amount more than the Conversion Price as adjusted pursuant to Section 7(c)(ii). Failure of the Board of Directors to provide for any such adjustment prior to the effective date of any such action by the Corporation affecting the Common Stock will be evidence that the Board of Directors has determined that it is equitable to make no adjustments in the circumstances.

                  (viii) Voluntary Adjustment by the Corporation. The Corporation may at its option, at any time during the term of the Series B Preferred Stock, reduce the then current Conversion Price to any amount deemed appropriate by the Board of Directors; provided, however, that if the Corporation elects to make such adjustment, such adjustment will remain in effect for at least a 15-day period, after which time the Corporation may, at its option, reinstate the Conversion Price in effect prior to such reduction, subject to any interim adjustments pursuant to this Section 7(c).

                  (ix) Statement Regarding Adjustments. Whenever the Conversion Price shall be adjusted as provided in this Section 7(c), the Corporation shall forthwith file, at the principal office of the Corporation, a statement showing in reasonable detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment and the Corporation shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each holder of shares of Series B Preferred Stock at the address appearing in the Corporation's records.

                  (x) Notices. In the event that the Corporation shall give notice or make a public announcement to the holders of Common Stock of any action of the type described in this Section 7(c) (but only if the action of the type described in this Section 7(c) would result in an adjustment in the Conversion Price or a change in the type of securities or property to be delivered upon conversion of the Series B Preferred Stock), the Corporation shall, at the time of such notice or announcement, and in the case of any action which would require the fixing of a record date, at least 10 days prior to such record date, give notice to the holder of shares of Series B Preferred Stock, in the manner set forth in Section 7(c)(ix), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of the

         Series B Preferred Stock. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (xi) Purchase Rights. If at any time or from to time after the Original Issuance Date, the Corporation shall grant, issue or sell any (I) options, warrants or other rights to purchase or acquire Common Stock (other than Excluded Stock), (II) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock) or options, warrants or other rights to purchase or acquire such convertible or exchangeable securities or (III) rights to purchase property (collectively, the "PURCHASE RIGHTS") pro rata to the record holders of any class of Common Stock and such grants, issuance or sales do not result in an adjustment of the Conversion Price under Section 7(c), then each holder of Series B Preferred Stock shall be entitled to acquire (within thirty (30) days after the later to occur of the initial exercise date of such Purchase Rights or receipt by such holder of the notice concerning Purchase Rights to which such holder shall be entitled under Section 7(c)(x)) and upon the terms applicable to such Purchase Rights either:

                  (A) the aggregate Purchase Rights which such holder could have acquired if it had held the number of shares of Common Stock acquirable upon conversion of the Series B Preferred Stock immediately before the grant, issuance or sale of such Purchase Rights; provided that if any Purchase Rights were distributed to holders of Common Stock without the payment of additional consideration by such holders, corresponding Purchase Rights shall be distributed to the exercising holders of the Series B Preferred Stock as soon as possible after such exercise and it shall not be necessary for the exercising holder of the Series B Preferred Stock specifically to request delivery of such rights; or

                  (B) in the event that any such Purchase Rights shall have expired or shall expire prior to the end of said thirty (30) day period, the number of shares of Common Stock or the amount of property which such holder could have acquired upon such exercise at the time or times at which the Corporation granted, issued or sold such expired Purchase Rights.

                  (xii) Miscellaneous. Except as provided in Section 7(c), no adjustment in respect of any dividends or other payments or distributions made to holders of Series B Preferred Stock of securities issuable upon the conversion of the Series B Preferred Stock will be made during the term of the Series B Preferred Stock or upon the conversion of the Series B Preferred Stock. In addition, notwithstanding any of the foregoing, no such adjustment will be made for the issuance or exercise of the Warrants (as defined below).

                  8. STATUS OF SHARES. All shares of Series B Preferred Stock that are at any time redeemed pursuant to Section 5, repurchased pursuant to Section 6 or Section 10 or converted pursuant to Section 7 and all shares of Series B Preferred Stock that are otherwise reacquired by the Corporation shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized but unissued shares of Preferred Stock, without designation as to series, subject to reissuance by the Board of Directors as shares of any one or more other series.

                  9.       VOTING RIGHTS.

                  (a) The holders of record of shares of Series B Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 9 or as otherwise provided by law.

                  (b)      The holders of the shares of Series B Preferred Stock
(i) shall be entitled to vote with the holders of the Common Stock on all matters submitted for a vote of holders of Common Stock (voting together with the holders of Common Stock as one class), (ii) shall be entitled to a number of votes equal to the number of votes to which shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock would have been entitled if such shares of Common Stock had been outstanding at the time of the applicable vote and related record date and (iii) shall be entitled to notice of any stockholders' meeting in accordance with the certificate of incorporation and bylaws of the Corporation; provided, however, that solely for purposes of subsection (ii) above, the Conversion Price used to determine the number of shares of Common Stock issuable upon conversion of such shares of Series B Preferred Stock shall be deemed to be an amount equal to the lesser of (a) $1.26 (the Market Price on the date the Purchase Agreement was executed) and (b) (i) in the event the Market Price on the Original Issue Date is greater $1.15, then such Market Price or (ii) in the event the Market Price on the Original Issue Date is less than or equal to $1.15, then $1.15 (the "Deemed Conversion Price"), subject to adjustment as provided in Section 7(c), provided, further, however, that the Deemed Conversion Price shall not be adjusted pursuant to Section 7(c)(i) below the Market Price on the Original Issue Date. For the avoidance of doubt, the Deemed Conversion Price shall not affect any other provision of this Certificate and shall have no application following the conversion of shares of Series B Preferred Stock pursuant to Section 7 hereof.

                  (c) So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without the written consent or affirmative vote at a meeting called for that purpose by holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting as a single class:

                  (i) amend, alter or repeal any provision of the Corporation's certificate of incorporation (by merger or otherwise) or bylaws so as to adversely affect the preferences, rights or powers of the Series B Preferred Stock; provided that any such amendment, alteration or repeal to create, authorize or issue any Junior Securities, or any security convertible into, or exchangeable or exercisable for, shares of Junior Securities, shall not be deemed to have any such adverse effect;

                  (ii) create, authorize or issue any Senior Securities or Parity Securities, or any security convertible into, or exchangeable or exercisable for, shares of Senior Securities or Parity Securities;

                  (iii) repurchase or redeem any of its equity securities or rights to acquire equity securities (other an from an employee, director or consultant following the termination of employment or service with the Corporation of such Person); or

                  (iv)     declare or pay any dividend on the Common Stock;

provided that no such consent or vote of the holders of Series B Preferred Stock shall be required if at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such securities is to be made, as the case may be, all shares of Series B Preferred Stock at the time outstanding shall have been called for redemption by the Corporation or submitted for repurchase by the holders thereof in accordance with Section 5 or
Section 6, as the case may be, and the funds necessary for such redemption or repurchase shall have been set aside.

                  (d) The consent or votes required in Section 9(c) shall be in addition to any approval of stockholders of the Corporation which may be required by law or pursuant to any provision of the Corporation's certificate of incorporation or bylaws, which approval shall be obtained by vote of the stockholders of the Corporation in the manner provided in Section 9(b).

                  (e) As provided in Section 5.4 of the Purchase Agreement, Warburg and Broadview shall each have the exclusive right to appoint one (1) director (each, a "Board Designee") to the Board of Directors for so long as (i) Warburg or Broadview, as the case may be, Beneficially Owns an aggregate principal amount of the Amended Notes equal to at least twenty-five percent (25%) of the aggregate principal amount of the Amended Notes originally issued to Warburg or Broadview, as the case may be, pursuant to the Purchase Agreement or (ii) Warburg or Broadview, as the case may be, Beneficially Owns at least twenty-five percent (25%) of the shares of the Preferred Stock issued to Warburg or Broadview pursuant to the Purchase Agreement upon exchange of the Notes (including as owned and outstanding for this purpose shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable to the Purchasers upon exchange for the Notes and the shares of Common Stock issuable upon exercise of the Warrants). The Board Designees shall be duly appointed in accordance with the Corporation's bylaws, Certificate of Incorporation and the General Corporation Law of Delaware. Each of the Board Designees so elected shall serve for a term of three years. The Board Designee appointed by Warburg shall serve as a Class III Director and the Board Designee appointed by Broadview shall serve as a Class II Director (as designated in the Corporation's Certificate of Incorporation) and until his or her successor is elected and qualified. For so long as such membership does not conflict with any applicable law or regulation or listing requirement of the Nasdaq National Market (as determined in good faith by the Board of Directors of the Corporation), each Board Designee shall serve as a member of the Audit Committee, Compensation Committee and each other principal committee of the Board of Directors for so long as such membership does not conflict with any applicable law or regulation or listing requirement of the Nasdaq National Market (as determined in good faith by the Corporation's Board of Directors). Any vacancy in the position of the Board Designee appointed by Warburg and the Board Designee appointed by Broadview may be made only by Warburg or Broadview, respectively. The Board Designee appointed by Warburg and the Board Designee appointed by Broadview may, during his or her term of office, be removed at any time, with or without cause, by and only by Warburg and Broadview, respectively, at a special meeting called for such purpose or by written consent of Warburg or Broadview, respectively. Any vacancy created by such removal may also be filled at such meeting or by such consent. Warburg's entitlement to appoint its Board Designee pursuant to this Section 9(e) shall be in addition to Warburg's rights under Section 9(e) of the "Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of Proxim Corporation" filed with the Secretary of State of the State of Delaware on August 5, 2002.

                  10.      MATERIAL ASSET SALE; PROCEDURES UPON A MATERIAL ASSET
SALE.

                  (a) If the Corporation undergoes a Material Asset Sale (the date of such occurrence being the "MATERIAL ASSET SALE DATE"), each holder of shares of Series B Preferred Stock shall have the right to require the Corporation to repurchase such holder's shares of Series B Preferred Stock, in whole or in part, at such holder's option, at a cash repurchase price (the "MATERIAL ASSET SALE Price") equal to the Liquidation Value in effect on the Material Asset Sale Repurchase Date (as defined below) (after taking into account any adjustment thereto pursuant to Section 4(a)), plus (i) following the seventh anniversary of the Original Issue Date, an amount equal to the unrecognized accretion, if any, from the end of the immediately preceding quarter ending on the First Quarter Date, the Second Quarter Date, the Third Quarter Date, or the One Year Date, as the case may be, to but not including the Material Asset Sale Repurchase Date and (ii) any dividends accrued and unpaid thereon, whether or not declared, up to but not including the Material Asset Sale Repurchase Date.

                  (b) The Corporation shall send notice to each holder of Series B Preferred Stock of a Material Asset Sale within 30 days of the Material Asset Sale Date. To exercise its right to require the Corporation to repurchase its shares, the holder of shares of Series B Preferred Stock shall submit its certificates representing any shares of Series B Preferred Stock to be repurchased by the Corporation to the Corporation with a written notice of its election to exercise it rights pursuant to Section 10(a) and specifying the date upon which the Corporation shall repurchase the shares, which date shall be no later than the 60th day following the date such holder received the Corporation's notice specified in the previous sentence (the "MATERIAL ASSET SALE REPURCHASE DATE").

                  (c) Upon surrender in accordance with the notice of a Material Asset Sale of the certificates for any shares to be repurchased, such shares shall be repurchased by the Corporation on the Material Asset Sale Repurchase Date at the Material Asset Sale Price. In case fewer than all the shares represented by any such certificate are to be repurchased, a new certificate shall be issued representing the unpurchased shares without cost to the holder thereof.

                  11.      DEFINITIONS.

                  Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated.

                  "Affiliate" means with respect to any Person, any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" (and correlative terms "controlling," "controlled by" and "under common control with") means possession of the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a Person.

                  "Beneficially Own" or "Beneficial Ownership" is defined in Rules 13d-3 and 13d-5 of the Exchange Act, but without taking into account any contractual restrictions or limitations on voting or other rights.

                  "Broadview" means Broadview Capital Partners, L.P., Broadview Capital Partners Qualified Purchaser Fund L.P. and Broadview Capital Partners Affiliates Fund L.L.C.

                  "Business Combination" means (a) any reorganization, consolidation, merger, share exchange or similar business combination transaction involving the Corporation with any Person or (b) the sale, assignment, conveyance, transfer, lease or other disposition by the Corporation of all or substantially all of its assets.

                  "Business Day" means any day except a Saturday, Sunday or day on which the institutions are legally authorized to close in the City of New York.

                  "Call Right" has the meaning ascribed to it in the Purchase Agreement.

                  "Capital Stock" means (a) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and
(b) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

                  "Change of Control " means the happening of any of the following events:

                  (a) The acquisition by any Person of Beneficial Ownership of 50% or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any company that is an Affiliate of the Corporation or (B) any acquisition by any corporation pursuant to a transaction that complies with
(c)(i) and (c)(ii) in this definition; or

                  (b) Individuals who, as of the date hereof and including the designees of Warburg and Broadview, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

                  (c) Consummation of a Business Combination, in each case, unless, following such Business Combination, (i) all or substantially all of the Persons that were the Beneficial Owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, and (ii) no Person (excluding any Person resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation; or

                  (d) Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                  "Common Stock" means the Class A Common Stock of the Corporation, par value $.01 per share.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

                  "Excluded Stock" means (a) shares of Common Stock issued by the Corporation as a stock dividend payable in shares of Common Stock, or upon any subdivision or split-up of the outstanding shares of Capital Stock, in each case which is subject to the provisions of Section 7(c)(ii), or upon conversion of shares of Capital Stock (but not the issuance of such Capital Stock which will be subject to the provisions of Section 7(c)(i)(C)), (b) the issuance of shares of Common Stock in any Qualified Public Offering, (c) the issuance of shares of Common Stock (including upon exercise of options, warrants or other securities) to directors, advisors, employees or consultants of the Corporation pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors, (d) the issuance of shares of Common Stock in connection with acquisitions of assets or securities of another Person, (e) the issuance of shares of Common Stock upon exercise of the Series B Preferred Stock and the Warrants and (f) the issuance of any additional Warrants.

                  "Market Price" means, with respect to a particular security, on any given day, the average of the highest and lowest reported sale prices regular way or, in case no such reported sales takes place on such day, the average of the highest asked and lowest bid prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, (a) the average of the highest and lowest sale prices for such day reported by the Nasdaq Stock Market if such security is traded over-the-counter and quoted in the Nasdaq Stock Market, or (b) if such security is so traded, but not so quoted, the average of the highest reported asked and lowest reported bid prices of such security as reported by the Nasdaq Stock Market or any comparable system, or (c) if such security is not listed on the Nasdaq Stock Market or any comparable system, the average of the highest asked and lowest bid prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair value per share of such security as determined in good faith by the Board of Directors.

                  "Material Asset Sale" shall mean any sale of the Corporation's assets (i) that does not constitute a Business Combination and (ii) as a result of which sale the Corporation's revenues for the prior twelve-month period would have declined by forty percent (40%) or more on a pro forma basis giving effect to such asset sale.

                  "Notes" has the meaning ascribed to it in the Purchase Agreement.

                  "Ordinary Cash Dividends" means any cash dividend or cash distribution which, when combined on a per share of Common Stock basis with the per share amounts of all other cash dividends and cash distributions paid on the Common Stock during the 365-day period ending on the Dividend Payment Record Date of such dividend or distribution (as adjusted to appropriately reflect any of the events referred to in Section 7(c) and excluding (i) cash dividends or cash distributions that resulted in an adjustment to the Conversion Price, (ii) cash dividends paid on the Common Stock in which the Preferred Stock participates, and (iii) cash dividends or cash distributions paid on the Series B Preferred Stock), does not exceed 15% of the Market Price of a share of Common Stock on the trading day immediately preceding the date of declaration of such dividend or distribution.

                  "Original Issue Date," with respect to each share of Series B Preferred Stock, means the date upon which such share of Series B Preferred Stock was originally issued by the Corporation.

                  "Outstanding" means, at any time, the number of shares of Common Stock then outstanding calculated on a fully diluted basis, assuming the exercise, exchange or conversion into Common Stock of all outstanding securities exercisable, exchangeable or convertible into shares of Common Stock (whether or not then exercisable, exchangeable or convertible).

                  "Person" means an individual, corporation, partnership, other entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

                  "Purchase Agreement" means the Amended and Restated Purchase Agreement, dated as of October 21, 2003, among the Corporation and the purchasers named therein, including all schedules and exhibits thereto.

                  "Purchaser" has the meaning ascribed to it in the Purchase Agreement.

                  "Qualifying Change of Control" means a Change of Control following the consummation of which the value of the consideration (in the form of cash or liquid securities) that would be received upon conversion of one share of Series B Preferred Stock (the "As-Converted Consideration") would equal or exceed 110% of the Liquidation Value then in effect (after taking into account any increase in the Liquidation Value as a result of such Change of Control ) (the "Value Threshold"); provided, that a Change of Control will also constitute a Qualifying Change of Control if the Corporation, at its option, reduces the Conversion Price then in effect in order to make the As-Converted Consideration equal or exceed the Value Threshold.

                  "Qualified Public Offering" means a public or private offering of the shares of Common Stock pursuant to an effective registration statement, pursuant to which the gross proceeds to the Corporation are not less than $20,000,000.

                  "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Corporation, par value $.01 per share.

                  "Subsidiary" of a Person means (a) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or (b) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

                  "Warburg" means Warburg Pincus Private Equity VIII, L.P. and its Affiliates

                  "Warrants" means collectively the warrants which are issuable to the purchasers named in the Purchase Agreement pursuant to the Purchase Agreement.

                  12.      NO OTHER RIGHTS.

                  The shares of Series B Preferred Stock shall not have any relative, optional or other special rights and powers except as set forth herein or as may be required by law.

                  This Certificate shall become effective at 8:30 a.m. Eastern Standard Time on December 15, 2003.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed and acknowledged by its undersigned duly authorized officer this 12th day of December, 2003.

                                      PROXIM CORPORATION

                                         By: /s/ Franco Plastina
                                             --------------------
                                         Name:  Franco Plastina
                                         Title: President